UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 2, 2004

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 1, 2004, Acuity Brands, Inc. (the “Company”) issued a press release announcing that effective September 1, 2004, Vernon J. Nagel became its Chairman and Chief Executive Officer, succeeding James S. Balloun, who retired as part of a previously announced succession plan. Additionally, the Company announced that Karen J. Holcom, Vice President and Controller, will serve as Interim Chief Financial Officer.

As previously announced, effective January 20, 2004, the Company entered into a Letter Agreement with Mr. Nagel which set forth the terms of his employment with the Company. The Letter Agreement stipulates that effective September 1, 2004, Mr. Nagel will serve as the Chairman of the Board and Chief Executive Officer of the Company. The Agreement describes the services, consideration, and other material terms surrounding Mr. Nagel’s employment. This Agreement has been filed as Exhibit 10(iii)A(1) to the Company’s Form 10-Q as filed with the Securities and Exchange Commission on July 6, 2004 and is incorporated into this Form 8-K by reference.

Mr. Nagel, 46 years old, joined the Company in December 2001 as Executive Vice President and Chief Financial Officer. In January 2004, he was elected Vice Chairman and Chief Financial Officer and appointed to the Board of Directors. Mr. Nagel was a principal Jepson Associates, Inc., a private investment company, from 1999 until joining the Company. He was Executive Vice President, Chief Financial Officer, and Treasurer of Kulhman Corporation, a diversified industrial manufacturer, from 1993 to 1999. Mr. Nagel is a Certified Public Accountant (inactive).

In addition to serving as Interim Chief Financial Officer, Ms. Holcom, 35 years old, is Vice President and Controller of Acuity Brands, Inc. Prior to this role, Ms. Holcom served as Vice President, Financial Services, responsible for investor relations, internal audit, and other financial analysis. Prior to Acuity Brands, she served in various positions at National Service Industries, Inc. from 1998 until 2001, including roles in accounting, reporting, and financial planning. Ms. Holcom is a Certified Public Accountant.

A copy of the press release referenced above is filed as Exhibit 9.01(c)2 to this Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Designation	Description

99.1	Letter Agreement between Acuity Brands, Inc. and Vernon J. Nagel (Reference is made to Exhibit 10(iii)A(1) to the Company’s Form 10-Q as filed with the Commission on July 6, 2004.)

99.2	Press Release dated September 1, 2004 (Filed with the Commission as part of this Form 8-K.)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Date: September 2, 2004

ACUITY BRANDS, INC.

By:	/s/ Vernon J. Nagel
Vernon J. Nagel Chairman and Chief Executive Officer